UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                October 18, 2009
                Date of report (Date of earliest event reported)


                            INTERPRO MANAGEMENT CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

       333-152365                                          98-0537233
(Commission File Number)                       (IRS Employer Identification No.)

   601 Union Street, Two Union Square,
        42nd Floor, Seattle, WA                               98101
(Address of Principal Executive Offices)                    (Zip Code)

                                 (206) 652-3770
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Seale and Beers, CPAs

On October 26, 2009 (the "Dismissal Date"), the Board of Directors of Interpro Management Corp. (the "Registrant") dismissed Seale and Beers, CPAs ("Seale"), its independent registered public accounting firm whom it had previously engaged on August 7, 2009..

During the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no disagreements as defined in
Item 304 of Regulation S-K) with Seale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Seale with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Seale to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree. A copy of such letter, is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Li & Company, PC

On October 26, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Li & Company, PC as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

   16.1 Letter from Seale and Beers, CPAs dated October 27, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Interpro Management Corp.
                                   Registrant


                                    /s/ Mohanad Shurrab
                                    --------------------------------------------
                             By:    Mohanad Shurrab
                             Title: President, Treasurer, Secretary and Director

Dated: October 29, 2009


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